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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): June 2, 2003 (June 2, 2003)

                             The Warnaco Group, Inc.
                             -----------------------
             (Exact name of Registrant as specified in its charter)

            Delaware                     001-10857                95-4032739
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

                                   ----------

90 Park Avenue, New York, New York                                    10016
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:      (212) 661-1300
                                                   -----------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)

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Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (c)   Exhibits.

             Exhibit No.    Description
             -----------    -----------
             99.1           Unaudited pro forma consolidated condensed financial
                            information and other financial information

Item 9/Item 12.    REGULATION FD DISCLOSURE/RESULTS OF OPERATIONS & FINANCIAL
                   CONDITION.

       In connection with a proposed financing undertaken by The Warnaco Group, Inc. (the "company"), the company is providing certain financial and other information to potential financing sources. The company is furnishing such information herewith as Exhibit 99.1 to this Form 8-K. Such information is incorporated herein by reference.

       In accordance with general instruction B.2 and B.6 of Form 8-K, the information in this report, including the exhibit, is furnished pursuant to Item 9 and Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise be subject to the liability of that section.

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE WARNACO GROUP, INC.


Date: June 2, 2003               By: /s/ Jay A. Galluzzo
                                     --------------------------------
                                     Name: Jay A. Galluzzo
                                     Title: Vice President and General Counsel

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                                  EXHIBIT INDEX

EXHIBIT NO.   DOCUMENT
-----------   --------
   99.1       Unaudited pro forma consolidated condensed financial information and other financial information